Exhibit 10.4

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 3
TO
MANUFACTURING SERVICES AGREEMENT

THIS AMENDMENT NO. 3 TO MANUFACTURING SERVICES AGREEMENT (this “Amendment No. 3”) is made as of December 9th, 2015, by and between SciClone Pharmaceuticals International Ltd. (“Customer”); and Lonza Sales Ltd (“Lonza”).

WITNESSETH:

WHEREAS, Customer and Lonza are party to that certain Manufacturing Services Agreement, dated as of April 13, 2014, (the “Agreement”).

WHEREAS, the parties wish to amend the Agreement as more fully set forth herein;

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Capitalized terms used in this Amendment No. 3 and not otherwise defined herein shall have the respective meanings set forth in the Agreement.
2. The Agreement is hereby amended to add Appendix C attached hereto, effective as of the date first above written. The attached Appendix C supersedes any previous version of Appendix C.
3. Except as expressly set forth in this Amendment No. 3, the terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto has executed, or has caused its duly authorized officer to execute, this Amendment No. 3 as of the date first above written.

SciClone Pharmaceuticals International Ltd.	Lonza Sales Ltd.

By: /s/ Friedhelm Blobel	By: /s/ Albert Pereda
Name: Friedhelm Blobel	Name: Albert Pereda
Title: Director	Title: Legal Counsel

By: /s/ Michael Maskus
Name: Michael Maskus
Title: Associate Director Commercial
Development

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT C

SPECIFICATIONS

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